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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES/OXLEY ACT OF 2002


     In connection with the Annual Report of iBasis, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Ofer Gneezy, President and Chief Executive Officer of the Company, certify, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 27, 2004                     By: /s/Ofer Gneezy
                                                -------------------------------
                                                Ofer Gneezy
                                                President and Chief Executive
                                                Officer
                                                (Principal Executive Officer)